BTRS Holdings Inc. Announces First Quarter 2021 Results
Generated Strong TPV and Revenue Growth

Raises Revenue Guidance for the Full Year 2021

LAWRENCEVILLE, NJ, May 12, 2021 – BTRS Holdings Inc. ("Billtrust" or "the Company") (NASDAQ: BTRS), a B2B accounts receivable automation and integrated payments leader, today announced financial results for its first quarter ended March 31, 2021.

"I am very pleased with our first quarter results as momentum from 2020 carried over into 2021 delivering a strong start to the year, " said Flint Lane, Founder and CEO of Billtrust. "First quarter results came in ahead of our internal expectations as the digital transformation of accounts receivable and B2B payments continues to accelerate, leading us to raise our guidance for the full year. Our industry-leading solutions position us incredibly well to capitalize on the massive shift to digitalization and we are excited about the opportunity to grow and scale our business.”

Financial Highlights for the First Quarter Ended March 31, 2021, as Compared to the Same Period in 2020

GAAP Metrics
•Total revenue increased 22.8% year-over-year to $41.9 million from $34.1 million in 2020. Included in total revenue, segment revenue, gross profit excluding depreciation and amortization, and net loss and comprehensive loss was $2.5 million of accelerated deferred revenue from a customer contract which terminated in the first quarter of 2021.
•Software and payments segment revenue increased 40.1% year-over-year to $25.7 million from $18.3 million for the same period in 2020.
•Gross profit, excluding depreciation and amortization, increased 43.5% year-over-year to $23.9 million from $16.6 million for the same period in 2020.
•Gross margin, excluding depreciation and amortization, expanded by 819 basis points to 56.9% from 48.7% for the same period in 2020 driven by improved operating leverage and an increasing mix of software and payments segment revenue.
•Net loss and comprehensive loss was $(22.8) million compared to $(7.1) million in 2020. Net loss in 2021 also includes other expense of $10.0 million associated with fair value adjustments for certain earnout related shares that were issued or vested during the first quarter of 2021.

Non-GAAP and Key Operating Metrics
•Total Payment Volume (“TPV”), the dollar value of customer payment transactions that Billtrust processes on its platform during a particular period, increased during the quarter by 33% year-over-year to $15.1 billion from $11.4 billion for the same period in 2020.
•Net revenue* increased 35.0% year-over-year to $33.1 million from $24.5 million in 2020. Excluding the impact of the accelerated deferred revenue, net revenue increased 25.0%.
•Adjusted gross profit* increased 45.9% year-over-year to $24.3 million from $16.7 million for the same period in 2020. Excluding the impact of the accelerated deferred revenue, adjusted gross profit increased 31.0%.
•Adjusted gross margin* expanded by 544 basis points to 73.4% from 68.0% for the same period in 2020. Excluding the impact of the accelerated deferred revenue, adjusted gross margin expanded by 329 basis points to 71.3%.

•Adjusted EBITDA* was positive $0.3 million, compared to a loss of $(3.7) million for the same period in 2020. Excluding the impact of the accelerated deferred revenue, adjusted EBITDA in the quarter was $(2.2) million.

Recent Business Highlights
•Billtrust Named a Leader in the IDC MarketScape for Accounts Receivable Automation Software for Enterprise
•Business Payments Network ("BPN") continues to gain traction
◦Added a major new A/P partner and significant new supplier business from partner referrals
◦BPN TPV increased 146% year-over-year, including new BPN 3.0 volume from ACH and wires.
◦BPN Card volume increased 117% year-over-year
•Billtrust Mobile Deposit capture approaches $100 million in spend in Q1, less than a year after launch
•Entered into agreement with The Commonwealth Group, a major plumbing wholesaler buying group, for our Billtrust eCommerce solution

Full Year 2021 Outlook

Billtrust provides the following updated financial guidance for the full year 2021:

•Total revenue between $160 million to $166 million, including reimbursable costs revenue of $37 million, up from a previous range of $159 million to $165 million
•Net revenue* between $123 million to $129 million, which at the midpoint of $126 million would be an increase of approximately 16%, up from a previous range of $122 million to $128 million
•Adjusted gross profit* between $85 million to $89 million
•Adjusted gross margin* between 69% to 71%
•Adjusted EBITDA* between a loss of $(14) million to a loss of $(16) million, including additional public company costs

* Net revenue, adjusted gross profit, adjusted gross margin and adjusted EBITDA, and the impact of accelerated deferred revenue on those metrics during the period, are non-GAAP measures. An explanation of these measures and how they are calculated can be found under the heading “Non-GAAP Financial Measures.” Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in the tables at the end of this press release. Billtrust has not reconciled its 2021 guidance for non-GAAP adjusted gross profit and adjusted gross margin to the comparable GAAP measure, or non-GAAP adjusted EBITDA to net loss and comprehensive loss because certain items excluded from non-GAAP adjusted gross profit and non-GAAP adjusted EBITDA, such as charges related to stock-based compensation expenses, the change in fair value of contingent consideration related to an acquisition and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time.

About Billtrust

Billtrust (NASDAQ: BTRS) is a leading provider of cloud-based software and integrated payment processing solutions that simplify and automate B2B commerce. Accounts receivable is broken and relies on conventional processes that are outdated, inefficient, manual and largely paper based. Billtrust is at the forefront of the digital transformation of AR, providing mission-critical solutions that span credit decisioning and monitoring, online ordering, invoice delivery, payments and remittance capture, cash application and collections. For more information, visit Billtrust.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “guidance,” "outlook" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Billtrust’s financial guidance and estimates and forecasts of Billtrust’s financial and performance metrics, the potential benefits, value and the commercial attractiveness to its customers of Billtrust’s products and services, Billtrust’s opportunity and ability to grow and scale its business, and Billtrust’s technology platform. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; the effects of competition on Billtrust’s future business; and the risks discussed in Billtrust’s Annual Report on Form 10-K filed on March 24, 2021, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Some of the financial information contained in this press release has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Such financial information is identified as such within the press release. Billtrust believes that the use of these non-GAAP financial measures provides an additional tool for management and investors to use in evaluating Billtrust’s actual and projected financial condition and operating results and trends in and in comparing Billtrust’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Billtrust does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Billtrust’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Billtrust presents non-GAAP financial measures in connection with GAAP results. Billtrust is not providing a reconciliation of its projected non-GAAP adjusted gross profit, non-GAAP adjusted gross margin and non-GAAP adjusted EBITDA for 2021 to the most directly comparable measure prepared in accordance with GAAP because certain items excluded from non-GAAP adjusted gross profit and non-GAAP adjusted EBITDA, such as charges related to stock-based compensation expenses, the change in fair value of contingent consideration related to an acquisition and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. You should review Billtrust’s audited financial statements and the other financial information included in the Final Prospectus and other documents of Billtrust filed, or to be filed, with the SEC.

Net revenue (non-GAAP) is defined as total revenues, less reimbursable costs revenue.

Adjusted gross profit is defined as total revenues, less total cost of revenues excluding depreciation and amortization, plus stock based compensation expense included in total cost of revenues.

Adjusted gross margin is defined as adjusted gross profit divided by total revenues less reimbursable costs revenue or net revenue (non-GAAP).

Adjusted EBITDA is defined as net loss and comprehensive loss, plus (i) provision/benefit for income taxes, (ii) change in fair value and other income (expense), net, (iii) interest expense and loss on extinguishment of debt, (iv) depreciation and amortization, (v) stock-based compensation expense, (vi) restructuring and severance costs, (vii) acquisition and integration costs, (viii) minus interest income.

Investor Contact:
BilltrustIR@icrinc.com

Media Contact:
Meredith Simpson
msimpson@billtrust.com

Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Revenues:	(in thousands)
Subscription, transaction and services	$33,119	$24,524
Reimbursable costs	8,817	9,621
Total revenues	41,936	34,145
Cost of revenues:
Cost of subscription, transaction and services	9,253	7,890
Cost of reimbursable costs	8,817	9,621
Total cost of revenues, excluding depreciation and amortization	18,070	17,511

Operating expenses:
Research and development	10,993	9,384
Sales and marketing	8,936	6,422
General and administrative	12,450	5,248
Depreciation and amortization	1,360	1,411
Total operating expenses	33,739	22,465
Loss from operations	(9,873)	(5,831)
Other income (expense):
Interest income	103	16
Interest expense and loss on extinguishment of debt	(2,942)	(1,183)
Change in fair value and other income (expense), net	(9,990)	(19)
Total other expense	(12,829)	(1,186)
Loss before income taxes	(22,702)	(7,017)
Provision for income taxes	(92)	(80)
Net loss and comprehensive loss	$(22,794)	$(7,097)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.16)	$(0.07)

Weighted average number of shares used to compute net loss per share attributable to common stockholders
Basic and diluted	144,207	99,804

Selected Segment Information
(Unaudited)

	Three Months Ended March 31,
	Print	Software and Payments[1]	All other	Total
	(in thousands)
2021
Revenues:
Subscription and transaction	$4,498	$25,685	$—	$30,183
Services and other	—	—	2,936	2,936
Subscription, transaction and services	4,498	25,685	2,936	33,119
Reimbursable costs	8,817	—	—	8,817
Total revenues	$13,315	$25,685	$2,936	$41,936

2020
Revenues:
Subscription and transaction	$4,786	$18,339	$—	$23,125
Services and other	—	—	1,399	1,399
Subscription, transaction and services	4,786	18,339	1,399	24,524
Reimbursable costs	9,621	—	—	9,621
Total revenues	$14,407	$18,339	$1,399	$34,145

1 Includes $2.5 million of accelerated deferred revenue in the three months ended March 31, 2021

Schedule of Changes in Cash, Cash Equivalents, Restricted Cash
and Short-Term Investments
(Unaudited)

	March 31, 2021
	2021	2020
	(in thousands)
Net increase in cash and cash equivalents and restricted cash	$246,008	$8,300
Cash and cash equivalents and restricted cash, beginning of period	17,919	4,736
Cash, cash equivalents and restricted cash, end of period	$263,927	$13,036

Summary of cash, cash equivalents, and restricted cash, end of period:
Cash and cash equivalents	$261,013	$9,761
Restricted cash	2,914	3,275
Total cash, cash equivalents, and restricted cash	$263,927	$13,036

Short-term investments	$25,000	$—

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended March 31,		Increase (decrease)
	2021	2020
	(in thousands)
Total revenues	$41,936	$34,145	22.8%
Less: Reimbursable costs revenue	8,817	9,621
Net revenue (non-GAAP)	$33,119	$24,524	35.0%
Less: accelerated deferred revenue from terminated customer contract	2,470	—
Net revenue (non-GAAP), excluding accelerated deferred revenue	$30,649	$24,524	25.0%

Total revenues	$41,936	$34,145
Less: Cost of revenue, excluding depreciation and amortization	18,070	17,511
Gross profit, excluding depreciation and amortization	23,866	16,634	43.5%
Add: Stock based compensation expense	443	33
Adjusted gross profit (non-GAAP)	$24,309	$16,667	45.9%
Less: accelerated deferred revenue from terminated customer contract	2,470	—
Adjusted gross profit (non-GAAP), excluding accelerated deferred revenue	$21,839	$16,667	31.0%

Gross margin, excluding depreciation and amortization	56.9%	48.7%
Adjusted gross margin (non-GAAP)	73.4%	68.0%
Adjusted gross margin (non-GAAP), excluding accelerated deferred revenue	71.3%	68.0%

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended March 31,
	2021	2020
	(in thousands)
Net loss and comprehensive loss	$(22,794)	$(7,097)
Provision for income taxes	92	80
Change in fair value and other (income) expense, net	9,990	19
Interest expense and loss on extinguishment of debt	2,942	1,183
Interest income	(103)	(16)
Depreciation and amortization	1,360	1,411
Stock-based compensation expense	8,826	481
Restructuring and severance	6	181
Acquisition and integration expenses	—	53
Adjusted EBITDA (non-GAAP)	$319	$(3,705)
Less: accelerated deferred revenue from terminated customer contract	2,470	—
Adjusted EBITDA (non-GAAP), excluding accelerated deferred revenue	$(2,151)	$(3,705)

Outlook (Mid-point) for Full Year 2021
(in thousands)
Total revenues	$163,000
Less: Reimbursable costs revenue	37,000
Net revenue (non-GAAP)	$126,000

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)
Three Months Ended March 31, 2021 and 2020

	GAAP		Stock-Based Compensation Expense		Non-GAAP Excluding Stock-Based Compensation Expense
	2021	2020	2021	2020	2021	2020
Revenues:	(in thousands)
Subscription, transaction and services	$33,119	$24,524			$33,119	$24,524
Reimbursable costs	8,817	9,621			8,817	9,621
Total revenues	41,936	34,145			41,936	34,145
Cost of revenues:
Cost of subscription, transaction and services	9,253	7,890	443	33	8,810	7,857
Cost of reimbursable costs	8,817	9,621			8,817	9,621
Total cost of revenues, excluding depreciation and amortization	18,070	17,511	443	33	17,627	17,478

Operating expenses:
Research and development	10,993	9,384	1,223	100	9,770	9,284
Sales and marketing	8,936	6,422	1,333	74	7,603	6,348
General and administrative	12,450	5,248	5,827	274	6,623	4,974
Depreciation and amortization	1,360	1,411			1,360	1,411
Total operating expenses	33,739	22,465	8,383	448	25,356	22,017
Loss from operations	(9,873)	(5,831)	8,826	481	(1,047)	(5,350)
Other income (expense):
Interest income	103	16			103	16
Interest expense and loss on extinguishment of debt	(2,942)	(1,183)			(2,942)	(1,183)
Change in fair value and other income (expense), net	(9,990)	(19)			(9,990)	(19)
Total other expense	(12,829)	(1,186)			(12,829)	(1,186)
Loss before income taxes	(22,702)	(7,017)	8,826	481	(13,876)	(6,536)
Provision for income taxes	(92)	(80)			(92)	(80)
Net loss and comprehensive loss	$(22,794)	$(7,097)	$8,826	$481	$(13,968)	$(6,616)